Interest expense (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Summary of Interest Expense

$ million
	2025	2024	2023
Interest incurred and similar charges	2,363	2,800	2,669
Interest expense related to leases	1,866	1,722	1,772
Less: interest capitalised	(521)	(638)	(532)
Other net (gains)/losses on fair value and cash flow hedges of debt	(70)	(71)	45
Accretion expense	1,033	974	719
Total	4,671	4,787	4,673